PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Prudential Retirement Security Annuity

Supplement to Prospectus Dated May 1, 2017
Supplement dated February 20, 2018

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to provide updated information pursuant to the tax reform legislation commonly referred to as the Tax Cuts and Jobs Act of 2017.

PROSPECTUS CHANGES

I.	9: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY?

On page 36 under “Contribution Limits/Rollovers” the following sentence is added after the first sentence in the second paragraph:

If you terminated employment and had an outstanding loan from your employer plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified employer plan.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2017-PROSUPP-16